UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 375-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2012 Annual General Meeting of Stockholders (the “Annual Meeting”) of Schlumberger Limited (Schlumberger N.V.), a Curaçao corporation (“Schlumberger”), was held on April 11, 2012. At the Annual Meeting, the stockholders of Schlumberger:

•	Item 1—elected all 12 director nominees;

•	Item 2—approved, on an advisory basis, Schlumberger’s executive compensation;

•

Item 3—approved Schlumberger’s Consolidated Balance Sheet as at December 31, 2011, its Consolidated Statement of Income for the year ended December 31, 2011, and the declarations of dividends by the Board of Directors in 2011 as reflected in Schlumberger’s 2011 Annual Report to Stockholders; and

•	Item 4— approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2012; and

•	Item 5—approved amendments to the Schlumberger 2004 Stock and Deferral Plan for Non-Employee Directors to increase the number of shares available for issuance, and to make certain technical changes.

The proposals are described in detail in Schlumberger’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on March 1, 2012 (the “Definitive Proxy Statement”).

The results are as follows:

Item 1—Election of Directors

All director nominees were elected at the Annual Meeting.

	For	Against	Abstain	Broker Non-votes
Peter L.S. Currie	957,679,013	2,305,319	5,297,878	111,678,378
Tony Isaac	892,394,134	66,043,557	6,844,519	111,678,378
K. Vaman Kamath	958,682,551	1,304,396	5,295,263	111,678,378
Paal Kibsgaard	963,445,870	1,012,617	823,723	111,678,378
Nikolay Kudryavtsev	958,720,729	1,270,708	5,290,773	111,678,378
Adrian Lajous	953,911,489	5,460,690	5,910,031	111,678,378
Michael E. Marks	954,723,132	5,276,166	5,282,912	111,678,378
Elizabeth A. Moler	956,370,374	3,662,295	5,249,541	111,678,378
Lubna S. Olayan	952,520,788	7,452,415	5,309,007	111,678,378
Leo Rafael Reif	957,650,064	2,327,616	5,304,530	111,678,378
Tore I. Sandvold	957,768,952	2,209,154	5,304,104	111,678,378
Henri Seydoux	954,887,275	930,570	9,464,365	111,678,378

Item 2—Advisory Resolution to Approve Executive Compensation

The advisory resolution to approve Schlumberger’s executive compensation, as described in the Definitive Proxy Statement, was approved with approximately 98.32% of the votes cast at the Annual Meeting voting in favor of the advisory resolution.

For	Against	Abstain	Broker Non-votes
923,175,613	15,775,188	26,331,409	111,678,378

Item 3—Financial Statements and Dividends

The proposal to approve Schlumberger’s Consolidated Balance Sheet as at December 31, 2011, its Consolidated Statement of Income for the year ended December 31, 2011, and the declarations of dividends by the Board of Directors in 2011 as reflected in Schlumberger’s 2011 Annual Report to Stockholders, as described in the Definitive Proxy Statement, was approved with approximately 99.80% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,069,755,886	2,185,094	5,019,608	0

Item 4—Independent Registered Public Accounting Firm

The proposal to approve the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2012, as described in the Definitive Proxy Statement, was approved with approximately 98.97% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,062,832,568	11,056,884	3,071,136	0

Item 5—Amendments to 2004 Stock and Deferral Plan for Non-Employee Directors

The proposal to approve amendments to the Schlumberger 2004 Stock and Deferral Plan for Non-Employee Directors to increase the number of shares available for issuance, and to make certain technical changes, as described in the Definitive Proxy Statement, was approved with approximately 93.44% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
882,843,642	61,945,141	20,493,427	111,678,378

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an exhibit to this report:

10	Schlumberger 2004 Stock and Deferral Plan for Non-Employee Directors, as amended and restated effective January 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: April 11, 2012